SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

             Statement of eligibility under the Trust Indenture Act
              of 1939 of a Corporation designated to act as Trustee

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) X


                     MANUFACTURERS AND TRADERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

             NEW YORK                                            16-0538020
    (Jurisdiction of incorporation                            (I.R.S. employer
or organization if not a national bank)                      identification No.)

          One M&T Plaza
         Buffalo, New York                                        14240-2399
(Address of principal executive offices)                          (Zip Code)


                         COPELCO CAPITAL RECEIVABLES LLC
               (Exact name of obligor as specified in its charter)

         DELAWARE
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification No.)

        Rodney Square North
      1100 North Market Street
        Wilmington, Delaware                                      19890-0001
(Address of principal executive offices)                          (Zip Code)


                               LEASE-BACKED NOTES

                         (Title of indenture securities)

Item 1. General Information

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

          Federal  Reserve Bank of New York,  33 Liberty  Street,  New York,  NY
          10045.

          Federal Deposit Insurance Corporation, Washington, D.C. 20429.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2. Affiliations with Obligor

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

[Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]

Item 16. List of Exhibits

            Exhibit 1. Organization Certificate of the Trustee as now in effect (incorporated by reference to Exhibit 1, Form T-1, Registration Statement No. 333-75673).

            Exhibit 2. Certificate of Authority of the Trustee to commence business (incorporated by reference to Exhibit 2, Form T-1, Registration Statement No. 333-75673).

            Exhibit 3. Authorization of the Trustee to exercise corporate trust powers (incorporated by reference to Exhibit 3, Form T-1, Registration Statement No. 333-75673).

            Exhibit 4.  Existing   By-Laws  of  the  Trustee   (incorporated  by
                        reference to Exhibit 4, Form T-1, Registration Statement No. 333-75673).

            Exhibit 5.  Not Applicable.

            Exhibit 6.  Consent of the Trustee  (incorporated  by  reference  to
                        Exhibit  6,  Form  T-1,   Registration   Statement   No.
                        333-75673).

            Exhibit 7.  Report of Condition of the Trustee.*

            Exhibit 8.  Not Applicable.

            Exhibit 9.  Not Applicable.


----------
* Filed Herewith

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 26th day of October, 1999.

                                         MANUFACTURERS AND TRADERS TRUST COMPANY

                                         By: /s/ RUSSELL T. WHITLEY
                                             --------------------------
                                             Russell T. Whitley
                                             Assistant Vice President

                                    EXHIBIT 7

                       REPORT OF CONDITION OF THE TRUSTEE

                     MANUFACTURERS AND TRADERS TRUST COMPANY

                      CONDENSED CONSOLIDATED BALANCE SHEET

                                                                     June 30,
                                                                       1999
                                                                Dollars in thousands
                                                                -------------------
Assets Cash and due from banks                                     $    543,655
              Money-market assets                                       868,446
              Investment securities
                       Available for sale (cost: $1,792,980)          1,767,918
                       Held to maturity (market value: $85,985)          86,561
                       Other (market value: $111,707)                   111,707
                                                                   ------------
                       Total investment securities                    1,966,186
                                                                   ------------
              Loan and leases, net of unearned discount              16,010,453
              Allowance for possible credit losses                     (309,672)
                                                                   ------------
                       Loan and leases, net                          15,700,781
              Other assets                                            1,489,418
                                                                   ------------
                       Total assets                                $ 20,568,486

Liabilities Deposits
              Non-interest-bearing                                 $  2,199,370
              Interest-bearing                                       12,174,387
                                                                   ------------
                       Total deposits                                14,373,757
              Short-term borrowings                                   1,964,301
              Accrued interest and other liabilities                    740,217
              Long-term borrowings                                    1,502,541
                                                                   ------------
                       Total liabilities                             18,580,816
                                                                   ------------

Stockholder's equity                                                  1,987,670
                                                                   ------------
                      Total liabilities and stockholder's equity   $ 20,568,486
                                                                   ------------